UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant ◻
Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☒	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12
 UPWORK INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

UPWORK INC.

2025 Annual Meeting
Vote by June 4, 2025
11:59 P.M. ET

UPWORK INC.
530 LYTTON AVENUE, SUITE 301
PALO ALTO, CALIFORNIA 94301-1541

V74458-P28030

You invested in UPWORK INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to May 22, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 5, 2025
8:00 A.M. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/UPWK2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class I directors to serve until the 2028 annual meeting of stockholders.	
	Nominees:	
1a.	Thomas Layton	For
1b.	Dana L. Evan	For
1c.	Kevin Harvey	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.	For
3.	Advisory vote to approve named executive officer compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V74459-P28030